EXHIBIT 32.1

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Cougar Biotechnology, Inc. do hereby certify that:

(a)         the Quarterly Report on Form 10-QSB of Cougar Biotechnology, Inc. for the quarter ended June 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)         information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cougar Biotechnology, Inc.

Dated: August 16, 2006	/s/ Alan H. Auerbach
Alan H. Auerbach
President and Chief Executive Officer

Dated: August 16, 2006	/s/ Charles R. Eyler
Charles R. Eyler
Treasurer